EXHIBIT 10.1
Miller, Kaplan, Arase & Co., LLP
Certified Public Accountants
Since 1941
4123 Lankershim Boulevard
North Hollywood, CA 91602-2828
(818) 769-2010
FAX (818) 769-3100


ACCOUNTANTS' CONSENT

     We hereby consent to the use of our audit report of Total Film Group, Inc. and subsidiaries dated September 29, 1999, except for Note 4, which is as of January 14, 2000, for the years ended June 30, 1999 and 1998, to be used in the company's amended registration statement on Form 10-SB.

/s/ Miller, Kaplan, Arase, & Co., LLP

July 18, 2000
North Hollywood, California